Versus Capital Multi-Manager Real Estate Income Fund LLC

Limited Liability Company Shares of Beneficial Interest

Summary Prospectus	|	December 22, 2011

CUSIP: 92532P108

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus online at http://versuscapital.com/wp-content/uploads/2011/12/Versus-Prospectus.pdf, as well as other information about the Fund online.  You can also get information at no cost by calling 877.343.7916 or by sending an email request to info@versuscapital.com. The current prospectus (“Prospectus”), dated December 15, 2011, as supplemented, and the statement of additional information (“SAI”), dated December 15, 2011, as supplemented, are incorporated by reference into this summary prospectus. The Fund’s SAI may be obtained, free of charge, in the same manner as the Prospectus.  Any capitalized terms used but not defined herein shall have the meanings given to them in the Prospectus.

Investment Objectives:

The Fund’s primary investment objective is to seek consistent current income, while the Fund’s secondary objectives are capital preservation and long-term capital appreciation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load (percentage of offering price)(1)	None
Maximum Sales Load on Reinvested Distributions	None
Maximum Early Withdrawal Charge	2.00%

Annual Expenses (as a percentage of net assets)

Management Fees(2)	1.20%
Distribution Fee(3)	0.75%
Other Expenses(4)	0.50%
Acquired fund fees and expenses (Investment Funds)(5)	0.85%
Total Annual Expenses	3.30%

(1)	Investments are not subject to a upfront sales load, but are subject to an ongoing distribution fee as discussed in more detail below in footnote 3.

(2)

The Management Fees include the quarterly Investment Management Fee paid to the Adviser at an annual rate of 0.95% of NAV, which will accrue daily on the basis of the average daily NAV of the Fund. Management fees also include fees and expenses of the Investment Managers in their capacity as sub-advisers. That portion of the management fees, 0.25%, is based on the following assumptions: the anticipated weighted average proceeds of this offering in the first year of approximately $375 million, a 30% allocation of the Fund’s assets to Approved Managers (see “List of Approved Managers” in the Prospectus) for direct investment into Real Estate Securities, which allocation was made in accordance with the Advisers targeted allocation, and the fees such Approved Managers will charge, based on their representations to the Adviser. The management fees paid to an Investment Manager in its capacity as a sub-adviser will generally range from 0.60% to 1.00% of the allocable portion of the Fund’s assets managed by such Investment Manager. The Investment Management Fee paid to the Adviser and the management fees paid to the Investment Managers acting as sub-advisers will be paid out of the Fund’s assets. The Fund is not obligated, by regulation or otherwise, to compensate Callan; the Adviser will pay Callan from its Investment Management Fee an annual fee of up to approximately 0.10% of NAV. Because the Investment Management Fee and the management fees paid to the Investment Managers acting as sub-advisers are calculated based on the Fund’s NAV, they will reduce the NAV of the Fund. The Investment Management Fee is payable in arrears on a quarterly basis. The management fees paid to the Investment Managers acting as sub-advisers may be payable in arrears on a monthly or quarterly basis. See “Management of the Fund — Adviser and Investment Management Fee” in the Prospectus.

(3)

The Fund will pay to the Distributor and the Distributor will pay to the Sub-Distributor a Distribution Fee at an annual rate of 0.75%, that accrues on the basis of the average daily NAV of each shareholder’s Shares. So long as the Distribution Agreement remains in place the Distribution Fee shall be payable in the full amount of 0.75%. As such, the cumulative Distribution Fee may be higher than prevailing market rates.

The Sub-Distributor may transfer or reallow a portion of the Distribution Fee to certain participating broker-dealers. The Distribution Fee will begin to accrue daily. The Distribution Fee is payable in arrears at the end of each fiscal quarter. Prior to the date that the Fund’s registration statement on Form N-2 is declared by the SEC to be effective, no Distribution Fee will accrue or be paid to the Distributor, the Sub-Distributor or the Selling Agents. Because the Distribution Fee is calculated based on the Fund’s daily NAV, it reduces the NAV of the Shares. See “Plan of Distribution” in the Prospectus.

(4)

Because the Fund is newly organized, the “Other Expenses” amount is based on estimated weighted average net assets over the first year of operation of the Fund of $375 million (the Adviser anticipates raising $750 million within the first twelve months of this offering). The Fund’s “Other Expenses” have been estimated by the Adviser to be 0.25% once the Fund has raised $750 million. Other Expenses, expressed as a percentage of the Fund’s net assets, will be higher if the weighted average net assets of the Fund are less than $375 million over the first year of operation of the Fund. Other Expenses, expressed as a percentage of the Fund’s net assets, also will be higher if the weighted average net assets of the Fund are less than $375 million for more than one year. Included in this estimate of Other Expenses are gross expenses, the estimated proxy costs of the Fund for the twelve months following the date on which the Fund’s registration statement on Form N-2 is declared by the SEC to be effective and the one year amortization of all of the expenses of this offering. The Fund’s annual expense ratio will increase as the Fund’s asset level decreases. See “Management of the Fund — Other Expenses of the Fund” in the Prospectus.

(5)

Includes the fees and expenses of the Investment Funds, including REITs, in which the Fund intends to invest based on the following assumptions: the anticipated weighted average proceeds of this offering in the first year of approximately $375 million, a 70% allocation of the Fund’s assets to such Investment Funds in accordance with the Manager’s targeted allocation to such Investment Funds, and the fees and other expenses charged by such Investment Funds, based on the information provided by the institutional asset managers to such funds, all of which are Approved Managers. These represent operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds). The Fund will not invest in Investment Funds that charge performance fees. The “Acquired fund fees and expenses” disclosed above are estimated based, in large part, on the operating history of the Investment Funds, which may change substantially over time and, therefore, significantly affect “Acquired fund fees and expenses.” The fees and expenses associated with the Investment Funds currently range from 0.55% to 1.75% per annum of the average NAV of the Fund’s investment in such Investment Funds.

There may be a conflict of interest as a result of the fact that the Adviser will receive the Investment Management Fee irrespective of the allocations of the Fund’s assets to Investment Funds and the Investment Managers acting as sub-advisers. This conflict of interest arises because the amount of overall time, expense, and other resources expended to select and monitor sub-advisers may be less than what is expended to select and monitor underlying investment funds.  In the case of the Fund, if the overall time, expense and other resources expended by the Adviser to select and monitor Investment Managers acting as sub-advisers to the Fund is less than what the Adviser expends to select and monitor Investment Funds, the Adviser will have an incentive to allocate more of the Fund’s assets to Investment Managers.  The Adviser does not believe that its overall cost and expense will differ materially between selecting and monitoring Investment Managers acting as sub-advisers and Investment Funds.  Nevertheless, the Board of Directors of the Fund will have procedures in place to monitor this potential conflict of interest and any effect it may have on the Fund.

Examples of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other continuously offered closed-end funds.  The example does not present actual expenses and should not be considered a representation of future expenses.  Actual Fund expenses may be greater or less than those shown (and “Acquired fund fees and expenses” may also be greater or less than that shown).  The example assumes a $1000 investment.

After

Year 1	$33.00
3 Years	$94.85
5 Years	$159.19
10 years	$331.57

Portfolio Turnover

The Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account.  These costs, which are not reflected in the annual fund expenses or in the example, affect the Fund’s performance.  Because the Fund is newly organized and has not conducted business operations for a period of one year, the Fund has not yet recorded a portfolio turnover rate.

Principal Investment Strategies

The Fund attempts to achieve these objectives by allocating its capital among a select group of institutional asset managers with expertise in managing portfolios of real estate and real estate-related securities.  Under normal market conditions, the Fund will invest between 50% and 75% of its assets into investment funds (collectively, the “Investment Funds”) that invest in real estate through entities that qualify as real estate investment trusts for federal income tax purposes under the Code (“REITs”) and in debt investments secured by real estate.  On an overall basis, approximately 90% of the Investment Fund assets will be held in REITs.  Furthermore, the Fund will limit its exposure to debt investments secured by real estate and held in Investment Funds that do not qualify as REITs, to less than 10% of its total assets.  Investment Funds typically accept investments on a continuous basis, have quarterly repurchases, and do not have a defined termination date.  Additionally, the Fund will retain certain institutional asset managers (the “Investment Managers”) to sub-advise between 25% and 50% of the Fund’s assets to be invested in domestic and international publicly traded real estate securities, such as common and preferred stock of publicly listed REITs, and publicly traded real estate debt securities (cumulatively referred to hereafter as the “Real Estate Securities” and together with the Investment Funds as “Real Estate-Related Investments”).  Under normal market conditions, the Fund will invest at least 80% of its assets in Real Estate-Related Investments. In certain extreme circumstances or market environments the Fund may reduce its investment in Real Estate-Related Investments and hold a larger position in cash or cash equivalents and/or deviate from the allocations ranges to Investment Funds and Investment Managers described above.

Principal Risks

Any of the investments made by the Fund can result in an investment loss, which may be significant.  Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institutions, and are not federally insured by the Federal Deposit Insurance Company or any other governmental agency.  The principal risks of investing in the Fund, which risks could adversely affect the Fund’s net asset value or return, are:

Employing a Multi-Manager Strategy Involves Risks Not Present in Direct Investment Programs.  The success of the Fund depends in large part upon the ability of the Adviser, with the assistance of Callan to choose successful institutional asset managers and upon the ability of the Adviser and the institutional asset managers to develop and implement investment strategies that achieve the Fund’s investment objectives.

The Fund is Newly Organized.  The Fund is a newly formed entity with no significant operating history upon which prospective investors may evaluate the Fund’s potential performance.

The Fund is Non-Diversified.  The Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.

Shareholders Will Have Only Limited Liquidity.  Shares do not trade in any public market or exchange.  With limited exceptions, including the ability to transfer or resell Shares in accordance with the provisions of the Company’s LLC Agreement, liquidity will be provided only through quarterly repurchase offers of at least 5% of the outstanding shares per quarter.

Risk that the Fund Could Be Minimally Capitalized.  There is a risk that the amount of capital actually raised by the Fund in its Offering may be insufficient to achieve profitability and meet its investment objectives.  An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

Restricted and Illiquid Investments Involve the Risk of Loss.  Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.  In addition, the Fund’s interests in the Investment Funds may be subject to substantial restrictions on transfer.

Business and Regulatory Risks of the Fund and of Investment Funds.  Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund.  Risks of Investment Funds encompasses the possibility of loss due to Investment Funds’ fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or new capital markets), or simply poor judgment.

Investment Funds May Have Heavily Concentrated Investment Holdings.  An Investment Fund, from time to time, may invest a substantial portion of its assets in a particular property type, geographic location or securities instrument. The investment portfolios of these Investment Funds (and, in turn, the Fund’s portfolio) may be subject to greater risk and volatility than if investments had been made in a broader diversification of investments in terms of property type, geographic location or securities instrument.  To the extent that the Fund’s investment portfolio is concentrated in a property type, geographic location or securities instrument, the risk of any investment decision is increased.

General Market Fluctuations Will Affect the Fund’s Returns.  The Fund’s investments in Investment Funds and Real Estate Securities may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market and may experience greater volatility during periods of challenging market conditions.

General Risks of the Investment Funds Investing in Real Estate.  The Fund will not invest in real estate directly, but, because the Fund will invest in Investment Funds that qualify as REITs or investment vehicles treated similarly as private REITs, the Fund’s investment portfolio will be significantly impacted by the performance of the real estate market.

Risks of Investing in REITs.  Although the Adviser, Callan and the Board will engage in the necessary due diligence to ensure that the Fund’s assets are invested in Investment Funds that provide reports that will enable them to monitor the Fund’s investments, there can be no assurance that the entities in which the Fund invests, with the expectation that they will be taxed as REITs, will qualify as REITs. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

Risks of Investing in Real Estate-Related Debt and Real Estate-Related Securities.  The Fund and Investment Funds may invest in real estate-related debt and real estate-related securities, which are subject to risk of loss and could have a material adverse effect on the Fund’s cash flow from operations and net asset value.

Performance

Because the Fund is newly organized and has not conducted business operations for a period of one year, the Fund has not yet recorded portfolio performance.

Fund Management

The Fund’s investment adviser is Versus Capital Advisors LLC (the “Adviser”), a registered adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  See “Management of the Fund — Adviser and Investment Management Fee” in the Prospectus.  The Adviser has engaged Callan Associates Inc. (“Callan”), a registered adviser under the Advisers Act, to act as the Fund’s investment sub-adviser.  Callan will assist the Adviser by providing research and opinions regarding institutional asset managers, as well as recommendations with regard to Investment Funds and Investment Managers for review and approval by the Adviser. Callan provides research, education, decision support and advice to over 230 institutional investors responsible more than $1.0 trillion in total assets.

Purchase & Sale of Shares

You may purchase Shares of the Fund through a broker, dealer or other financial intermediary (“Selling Agent”) that has entered into an agreement with the Fund’s Sub-Distributor, Advisors Asset Management Inc.  Shares may be purchased on any day that the New York Stock Exchange is open for business.  The Selling Agent can help you establish and maintain an account with such Selling Agent and purchase Shares of the Fund for such account.  Shares do not trade in any public market or exchange.  With limited exceptions, including the ability to transfer or resell Shares in accordance with the provisions of the Fund’s LLC Agreement, liquidity will be provided only through quarterly repurchase offers whereby the Fund will offer to repurchase at least 5% of the outstanding Shares.  The Fund has authorized one or more Selling Agents to receive purchases of Shares or repurchase orders in response to a Repurchase Offer, on its behalf.  Further, Selling Agents are authorized to designate other intermediaries to receive orders to purchase Shares and repurchase orders in response to a Repurchase Offer.

Generally, the minimum initial investment in the Fund is Shares with an initial value of at least $10,000, which minimum may be reduced for certain investors, based on their aggregate investment amount.  The Shares are initially offered at an NAV per Share of $25 as of the Effective Date and thereafter the Shares will be offered on a continuous basis and may be purchased at the Fund’s NAV per Share next computed after the request to purchase shares is received and accepted by or on behalf of the Fund.

For more information or additional copies of the Prospectus and shareholder reports, please call 855-653-7173.

Tax Information

The Fund expects that on January 31st of each year, the Fund will send shareholders information on the tax status of any distribution made during the previous calendar year, which distributions may be taxed as ordinary income or capital gains. Because each shareholder’s situation is unique, you should consult your tax advisor concerning the effect income taxes may have on your individual investment.

If a shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of such Shares and for related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

The Fund expects to distribute Shares principally through these Selling Agents that are paid a fee, by their client, for the investment services provided to the client (typically referred to as wrap or fee based accounts). Because an investment in our Shares involves many considerations, your financial advisor or other financial intermediary may help you with your investment decision. You should discuss with your financial advisor or financial intermediary any payments received as a result of your investment in our Shares.